                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):  February 24, 1997


                             METROMAIL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                          1-14348                       13-3015410
--------------------------------   --------------------------   ---------------------------------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
 incorporation)

360 East 22nd Street, Lombard IL                                             60148
--------------------------------                                ---------------------------------
(Address of principal executive                                            (Zip Code)
 offices)

Registrant's telephone number, including area code:       (630) 620-3300
                                                       ---------------------

ITEM 5.  OTHER EVENTS

Adoption of Stockholder Rights Plan

          On February 24, 1997, the Board of Directors of Metromail Corporation (the "Company") authorized the issuance of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Company. The distribution is payable to the stockholders of record at the close of business on March 7, 1997 (the "Record Date") and with respect to all shares of Common Stock that are issued after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights, the exchange of the Rights and the expiration of the Rights (and, in certain cases, following the Distribution
Date). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of a Junior Participating Preferred Stock, Series A, par value $.01 per share, of the Company (the "Preferred Shares") at a price of $100.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

          Rights will be evidenced by Common Stock certificates and not by separate certificates until the earlier to occur of (i) the expiration of the Company's redemption right following the date of public disclosure that a person other than an Exempt Person (as defined below) (an "Acquiring Person"), together with persons affiliated or associated with such Acquiring Person, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock (the "Stock Acquisition Date") or (ii) the tenth business day after the date of commencement or public disclosure of an intention to commence a tender offer or exchange offer by a person, other than an Exempt Person, if, upon consummation of the offer, such person could acquire beneficial ownership of 15% or more of the outstanding Common Stock (the earlier of such dates being called the "Distribution Date"). The Rights Agreement provides that, until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after March 7, 1997, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights) the surrender for transfer of any certificate for Common Stock, with or without such notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

          The Rights will first become exercisable after the Distribution Date (unless sooner redeemed or exchanged). The Rights will expire at the close of business on March 7, 2007 (the "Expiration Date"), unless earlier redeemed or exchanged by the Company as described below.

          The Purchase Price payable, and the number of Preferred Shares or other securities, cash or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend or distribution on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for Preferred Shares or securities convertible into Preferred Shares at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above). In addition, the Purchase Price payable, and the number of Preferred Shares purchasable, on exercise of a Right is subject to adjustment in the event that the Company should (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision or combination of the Common Stock into a different number of shares of Common Stock.

          In the event that there is public disclosure that an Acquiring Person has become such, proper provision will be made so that each holder of a Right, other than Rights that are (or were under certain circumstances) beneficially owned by the Acquiring Person and certain related persons and transferees (which will thereafter be void), on or after the earlier of the Distribution Date and the first public disclosure that an Acquiring Person has become such, will thereafter have the right to receive upon exercise that number of shares of Common Stock (or other securities) having (as of the date of occurrence of the triggering event) a market value of two times the exercise price of a Right. In addition, the Company's Board of Directors has the option of exchanging all or part of the Rights (excluding void Rights) for Common Stock on a one-for-one basis in the manner described in the Rights Agreement. In the event that, at any time following public disclosure that an Acquiring Person has become such, the Company is involved in a merger or other business combination transaction where the Company is not the surviving corporation or where Common Stock is changed or exchanged or in a transaction or transactions where 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than the Acquiring Person and certain related persons or transferees) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company or the Company, as the case may be, which at the time of such transaction would have a market value of two times the exercise price of the Right.

          No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

          At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable in cash, shares (including fractional shares) of

Common Stock or any other form of consideration deemed appropriate by the Board of Directors. Immediately upon action of the Board of Directors ordering redemption of the Rights, the ability of holders to exercise the Rights will terminate and the only right of such holders will be to receive the Redemption Price.

          At any time prior to a public disclosure that an Acquiring Person has become such, the Board of Directors of the Company may amend or supplement the Rights Agreement, including without limitation, the beneficial ownership percent at which a person becomes an Acquiring Person and the definition of exempt person to include any person in addition to the persons described therein, without the approval of the Rights Agent or any holder of the Rights, except for an amendment or supplement which would change the Redemption Price, provide for an earlier expiration date of the Rights or change the Purchase Price. Thereafter, the Board of Directors of the Company may amend or supplement the Rights Agreement without such approval only to cure ambiguity, correct or supplement any defective or inconsistent provision or change or supplement the Rights Agreement in any manner which will not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate thereof). Immediately upon the action of the Board of Directors providing for any amendment or supplement, such amendment or supplement will be deemed effective.

     The Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $25 per share and 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment equal to the greater of $100 per share and 1,000 times the payment made per share of Common Stock. Each Preferred Share will have 1,000 votes per share, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which the Common Stock is exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per share of Common Stock. The rights described in this paragraph are protected by customary antidilution provisions.

     The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person that attempts to acquire the Company on terms not approved by the Board of Directors of the Company, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to the time a person has acquired beneficial ownership of 15% or more of the Common Stock, because until such time the Rights may generally be redeemed by the Company at $.01 per Right.

     Exempt Persons include R.R. Donnelley & Sons Company ("R.R. Donnelley") so long as (i) R.R. Donnelley is the beneficial owner in the aggregate of not less than 15% of the outstanding common stock of the Company and (ii) the aggregate beneficial ownership of R.R. Donnelley of the common stock of the Company is not in excess of the base percentage owned by them at a specified time plus 2%. Exempt Persons also include certain transferees of R.R. Donnelley that beneficially own less than 20% of the outstanding common stock of the Company.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

          This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement attached hereto as Exhibit 4.1, which is incorporated by reference in this Current Report on Form 8-K.

          Contemporaneously with the adoption of the Rights Plan the Company entered into a Registration Rights Agreement (the "Registration Agreement") and a Letter Agreement (the "Letter Agreement") with R.R. Donnelley, each of which are dated as of February 24, 1997. Pursuant to the Registration Agreement the Company granted to R.R. Donnelley certain registration rights. In consideration of the grant of such registration rights, R.R. Donnelley entered into the Letter Agreement whereby it agreed, among other things, not to oppose the adoption of the Rights Plan and not to seek the redemption of the Rights or the termination or amendment of the Rights Plan. In addition, the Letter Agreement sets forth the number of directors of the Company which R.R. Donnelley shall be entitled to elect based on the level of R.R. Donnelley's ownership in the Company.

          This summary description of the Registration Agreement and the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Agreement attached hereto as Exhibit 99.2 and the Letter Agreement attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits

               4.1 Rights Agreement, dated as of February 24, 1997, between Metromail Corporation and American Stock Transfer & Trust Company, as Rights Agent (including the form of Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights attached thereto as Exhibit C), incorporated by reference to the Company's Registration Statement on Form 8-A, filed with the Commission on February 26, 1997.

              99.1  Press Release, dated February 24, 1997, issued by the
                    Company.

              99.2 Registration Rights Agreement, dated as of February 24, 1997, between Metromail Corporation and R.R. Donnelley & Sons Company.

              99.3 Acknowledgement and Agreement, dated as of February 24, 1997, between Metromail Corporation and R.R. Donnelley & Sons Company.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METROMAIL CORPORATION



Dated: February 26, 1997               By:  /s/ Thomas J. Quarles
                                            -----------------------------
                                            Name:   Thomas J. Quarles
                                            Title:  Senior Vice President and
                                                    General Counsel

                                 EXHIBIT INDEX

Exhibit No.                              Description                             Page No.
-----------                              -----------                             --------


-----------------------------------------------------------------------------------------------
|     4.1     |   Rights Agreement, dated as of February 24, 1997, between         |     *     |
|             |   Metromail Corporation and American Stock Transfer & Trust        |           |
|             |   Company, including the form of Certificate of Designation,       |           |
|             |   Preferences and Rights of Junior Participating Preferred Stock,  |           |
|             |   Series A attached thereto as Exhibit A, the form of Rights       |           |
|             |   Certificate attached thereto as Exhibit B and the Summary of     |           |
|             |   Rights attached thereto as Exhibit C.                            |           |
------------------------------------------------------------------------------------------------
|    99.1     |   Press Release, dated February 24, 1997, issued by the Company.   |      8    |
------------------------------------------------------------------------------------------------
|    99.2     |   Registration Rights Agreement, dated as of February 24, 1997,    |           |
|             |   between Metromail Corporation and R.R. Donnelley & Sons          |      9    |
|             |   Company.                                                         |           |
------------------------------------------------------------------------------------------------
|    99.3     |   Acknowledgement and Agreement, dated as of February 24, 1997,    |           |
|             |   between Metromail Corporation and R.R. Donnelley & Sons          |     28    |
|             |   Company.                                                         |           |
------------------------------------------------------------------------------------------------


* Incorporated by reference to the Company's Registration Statement on Form 8-A, filed with the Commission on February 26, 1997.